Other Income	6 Months Ended
Jun. 30, 2025
Other Income [Abstract]
OTHER INCOME

NOTE 12:- OTHER INCOME

On February 18, 2025, the Company announced that it has reached a settlement agreement (the “Settlement”) regarding a lawsuit it filed in February 2022 with the Economic Division of the Tel Aviv-Jaffa District Court against six of the Company’s former directors (the “Defendants”), case number 34426-02-22 (the “Suit”). The Suit included allegations of breaches of fiduciary duties of the Defendants under the Israeli Companies Law, 5759-1999, relating to a prior acquisition of a pain clinic network through a subsidiary of the Company.

As part of the Settlement, which was facilitated through mediation and approved by the court, the Company will be entitled to a $465 cash payment from the Defendants, in exchange for the full dismissal by the Company of the alleged claims brought against the Defendants in the Suit. On May 22, 2025, the Company received the cash payment.